MAL-SUMSUP-1 060611
Summary Prospectus Supplement dated June 6, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, R, S, Y and Institutional Class shares of the Fund listed below:
Invesco Moderate Allocation Fund
The following information is added underneath the last risk appearing under the heading “Principal Risks of Investing in the Fund”:
“Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.
Concentration Risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
Derivatives Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
Exchange-Traded Notes Risk. Exchange-Traded Notes (ETNs) are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.
Limited Number of Holdings Risk. An underlying fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of an underlying fund.
Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
Tax Risk. If the Internal Revenue Service (IRS) were to change its position, as set out in a number of private letter rulings (which an underlying fund may not cite as precedent), such that an underlying fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board may authorize a significant change in investment strategy or an underlying fund liquidation.”

MAL-SUMSUP-1 060611
The following information is hereby deleted in its entirety under the heading “Principal Risks of Investing in the Fund”.
“Active Trading Risk
Cash/Cash Equivalent Risk
Convertible Securities Risk
Debt Securities Risk
Issuer-Specific Changes
Market Trading Risk
Options Risk
Prepayment Risk
REIT Risk/Real Estate Risk
Short Sales Risk
Small- and Mid-Capitalization Risk
Value Investing Style Risk”

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